Filed Pursuant to Rule 497(d)



             VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 10

                        Insured Income Trust, Series 94

                          Supplement to the Prospectus

Due to negative credit factors, Frontier Florida LLC (formerly known as GTE Florida, Inc.) has been liquidated from your Portfolio and will no longer be included therein.





Supplement Dated: February 4, 2020